360 FUNDS TRUST

(the “Trust”)

SUPPLEMENT DATED March 10, 2017

TO THE
PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

EACH DATED DECEMBER 21, 2015

HedgeRow Income and Opportunity Fund
Class A Shares (Ticker Symbol: HROAX)
Institutional Class Shares (Ticker Symbol: HIOIX)

This supplement revises information in the prospectus dated December 21, 2015 for the HedgeRow Income and Opportunity Fund. If you would like another copy of the prospectus, call us at 877-244-6235 or write to us at 4520 Main St Suite 1425 Kansas City, MO 64111 to request a free copy.

New Distributor for the Fund

Effective March 3, 2017, the Distributor for the fund will change from Matrix Capital Group, Inc. to Matrix 360 Distributors, LLC. The address for Matrix 360 Distributors, LLC is 4520 Main Street, Suite 1425, Kansas City, Missouri 64111.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

Telephone: 877-244-6235